CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

David R. Wilmerding, Jr.
        Chairman

                                                                October 30, 2009

Fellow Partner:

     Our Fund earned $4.89 per share of net investment income in the nine months ended September 30, 2009, compared to $6.05 per share in the same period of 2008. Net investment income decreased by $1,118,923, comprised of a reduction in gross investment income of $1,347,990 and a reduction in expenses of $229,067. The reduction in investment income is attributed to the reduction in our holdings of Bank of America and Wells Fargo & Co. each of which also reduced their dividends. The expense reduction is due to lower advisory fees.

     After providing for the $1.40 per share distributed to partners of record on September 29, 2009, the net asset value per partnership share on September 30, 2009 was $295.94. The net asset value on June 30, 2009, our last report date, was $258.80, and the value on September 30, 2008 was $338.01.

     Commentary on market conditions and a comparison of our Fund's performance to the Standard & Poor's 500(R) Index and the Dow Jones Industrial Average will be found in the accompanying Investment Adviser's Report.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                        Yours sincerely,


                                        /s/ David R. Wilmerding, Jr.

                                        David R. Wilmerding, Jr.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                          INVESTMENT ADVISER'S REPORT

MARKET REVIEW                                                 THIRD QUARTER 2009

     US stocks trended higher in the third quarter, continuing to rise from the March trough. The Dow Jones Industrial Average advanced 15.8%, while the S&P 500 Index was up 15.6%, the Russell 1000 Index climbed 16.1%, and the Nasdaq Composite rose 15.7%. Since the rally began, small cap stocks have outperformed, with the Russell 2000 gaining 19.3% during the third quarter. With this advance, small cap stocks are now ahead of large cap stocks on a year-to-date basis.

     From a style perspective, the third quarter saw a transition in leadership from growth to value, as typically occurs during an economic recovery. For the quarter, the S&P/Citigroup Value Index advanced 18.0%, while the growth index rose 14.0%. On a year-to-date basis, however, the growth index is still ahead of the value index. From a sector perspective, all areas of the market posted positive returns for the quarter. Financial stocks, which were the hardest hit during the credit crisis, continued to outperform during the third quarter and outpaced all other sectors of the market. Telecommunication services and utilities lagged during the third quarter, and remain the worst-performing sectors year-to-date.

     The downward decline of the US dollar has emerged as a concerning trend in the third quarter. In most cases, investors view a weaker dollar as a net positive for US stocks, but some individuals are growing concerned that the United States may be entering into a "currency crisis" that could have a negative effect on equities. It does seem clear that the United States is in the midst of a renewed bear market for the greenback, but we do not believe currency trends have reached crisis proportions. In our view, the weaker dollar has not been driving Treasury yields higher and it has not prevented stocks from appreciating. Additionally, although the dollar is in a downward trend, the declines have been slow and orderly. On a trade-weighted basis, the dollar's value is still higher than its 2008 lows, and much of the decline can be attributed to a reversal of the "flight to safety" that drove many to the dollar during the heart of the crisis. We acknowledge, however, that US government spending is on an unsustainable trajectory, which could present more serious long-term risks for the markets if spending levels do not fall.

     Looking ahead, we believe that US market performance will depend heavily upon corporate earnings. Interestingly, the equity advance seen since March has occurred without significant changes in forward earnings estimates. The rise seems to have been driven by a normalization of valuation levels. The earnings outlook is currently somewhat uncertain. Generally, companies seem to have successfully managed costs over the past year, but weak levels of overall economic growth have created a difficult corporate environment. We expect the earnings landscape to slowly improve over the course of 2009 and into 2010.

     ANY OPINIONS EXPRESSED ARE THOSE OF BLACKROCK AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE BASED ON CHANGES IN MARKET OR ECONOMIC CONDITIONS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THERE IS NO GUARANTEE THAT FORECASTS MADE HEREIN WILL COME TO PASS. THE COMMENTS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION FOR ANY INDIVIDUAL HOLDINGS OR MARKET SECTORS. ACTUAL PORTFOLIOS MAY DIFFER AS A RESULT OF ACCOUNT SIZE, CLIENT IMPOSED INVESTMENT RESTRICTIONS, THE TIMING OF CLIENT INVESTMENT, AND MARKET, ECONOMIC, AND INDIVIDUAL COMPANY CONSIDERATIONS, AMONG OTHER THINGS. INFORMATION AND OPINIONS ARE DERIVED FROM PROPRIETARY AND NON-PROPRIETARY SOURCES DEEMED BY BLACKROCK TO BE RELIABLE. WE CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, ASSURE ITS COMPLETENESS, OR WARRANT THAT SUCH INFORMATION WILL NOT BE CHANGED WITHOUT NOTICE. RELIANCE UPON INFORMATION IN THIS REPORT IS AT THE SOLE DISCRETION OF THE READER.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                    INVESTMENT ADVISER'S REPORT (CONTINUED)

PORTFOLIO REVIEW                                              THIRD QUARTER 2009

     SUMMARY

     Improving economic data combined with a very healthy corporate earnings season to extend the US equity market's dramatic rally through the third quarter. Steady gains among each month in the quarter propelled the S&P 500 to a double-digit return for the second consecutive quarter, something which has not been done since the first quarter of 1986. While this rise of more than 30% over the last six months began with the market at depressed levels in March, this impressive market move has now pushed the US equity market well into positive territory for 2009. The financials sector, along with other more cyclical sectors such as consumer discretionary and information technology provided the leadership, significantly outperforming the defensive sectors which also appreciated but did not benefit nearly as much from investors' increasing comfort with the economic picture and growing risk appetite.

     During the third quarter, the Chestnut Street Exchange Fund also surged higher, but modestly lagged the 15.6% gain posted by the S&P 500 Index. Negative stock selection in financials and energy overshadowed positive results in the materials and health care sectors.

     PERFORMANCE ATTRIBUTION

     After contributing strongly to relative performance during the second quarter, the Fund's financials sector holdings detracted from relative return comparisons. The Fund's investment in Moody's Corp. declined more than 20% despite the positive environment for the sector. Increased debate over financial reform led investors to contemplate possible business model changes for ratings agencies, such as Moody's. This company was caught in the crosshairs of the debate, and performed poorly as a result. It has since rebounded substantially during the first half of October.

     The Fund's large investment in Exxon Mobil Corp. accounted for much of the relative underperformance in the energy sector. Exxon Mobil, given its size and diversification, is a relatively low volatility, and more stable energy stock less subject to fluctuations in macroeconomic data. As economic data began to suggest a global economic recovery, investors favored those more cyclical energy stocks. In addition, the company's exposure to oil refining hindered performance.

     The materials sector fared well during the quarter, benefitting from expectations of a global economic recovery. The Fund's investment in the sector appreciated 30%, with the biggest contribution coming from Cabot Corp. The specialty chemical company, which makes materials and fluids for diverse industries, rebounded sharply during the quarter following a well-received third quarter earnings report. Strength in emerging markets and a turn in the business generated enthusiasm for the stock. Stock selection in the health care sector also added value during the month, with pharmacy benefit manager Medco Health Solutions delivering the greatest impact.

     OUTLOOK

     The Fund's sector weightings remained stable during the quarter. We met investor redemption requests with shares of Burlington Northern Santa Fe Corp. and Johnson & Johnson, two large weightings in the Fund. In addition, we eliminated very small investments in FairPoint Communications Inc. and Citadel Broadcasting Corp. The portfolio remains highly diversified, with the largest weightings in the health care, industrials, and information technology sectors. Relative to the S&P 500, the Funds holds significant overweights in health care and industrials, and notable underweights in consumer discretionary, utilities, and information technology.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                               PERFORMANCE SUMMARY
                            AS OF SEPTEMBER 30, 2009

                          CHESTNUT STREET    S&P 500     DJIA
                           EXCHANGE FUND      INDEX      INDEX
                          ---------------   --------   --------
3rd Quarter, 2009 .....         14.88%         15.61%     15.79%
1 Year ................        -10.03%         -6.91%     -7.37%
3 Years * .............         -4.78%         -5.43%     -3.33%
5 Years * .............          1.37%          1.02%      1.86%
10 Years * ............          0.03%         -0.15%      1.63%
Inception (12/29/76)
   Annualized * .......         10.73%         10.59%     10.90%
   Cumulative .........      2,719.95%      2,601.92%  2,864.48%

     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*    Average Annual Return

                                              BLACKROCK CAPITAL MANAGEMENT, INC.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                             STATEMENT OF NET ASSETS

                               SEPTEMBER 30, 2009

                                   (UNAUDITED)

                                                          Shares       Value
                                                         -------   ------------
COMMON STOCKS--99.0%
BASICS--6.0%
Air Products & Chemicals, Inc. .......................   100,609   $  7,805,246
Cabot Corp. ..........................................    86,032      1,988,200
Cabot Microelectronics Corp.* ........................    42,373      1,477,123
                                                                   ------------
                                                                     11,270,569
                                                                   ------------
CAPITAL EQUIPMENT--7.6%
Emerson Electric Co. .................................   181,112      7,258,969
General Electric Co. .................................   364,049      5,977,685
Pitney Bowes, Inc. ...................................    39,154        972,977
                                                                   ------------
                                                                     14,209,631
                                                                   ------------
CONSUMER CYCLICALS--11.9%
3M Co. ...............................................   144,103     10,634,801
CBS Corp. ............................................    60,100        724,205
Comcast Corp., - Class A .............................   149,743      2,529,159
Procter & Gamble Co. .................................    85,100      4,928,992
Walt Disney Co. (The) ................................   129,129      3,545,882
                                                                   ------------
                                                                     22,363,039
                                                                   ------------
ENERGY--10.2%
BP PLC ADR ...........................................    41,979      2,234,542
Exxon Mobil Corp. ....................................   147,227     10,101,245
Schlumberger, Ltd. ...................................   114,584      6,829,206
                                                                   ------------
                                                                     19,164,993
                                                                   ------------
FINANCIAL--12.7%
American Express Co. .................................    98,525      3,339,998
Ameriprise Financial, Inc. ...........................    22,266        808,924
Bank of America Corp. ................................    56,084        948,941
JPMorgan Chase & Co. .................................   140,310      6,148,384
Moodys Corp. .........................................    82,738      1,692,820
Wells Fargo & Co. ....................................   391,823     11,041,572
                                                                   ------------
                                                                     23,980,639
                                                                   ------------
HEALTH CARE--20.4%
Abbott Laboratories ..................................   177,306      8,771,328
Baxter International, Inc. ...........................    64,986      3,704,852
Hospira, Inc.* .......................................    23,125      1,031,375
IMS Health, Inc. .....................................    74,542      1,144,220
Johnson & Johnson ....................................   142,355      8,667,996
Medco Health Solutions, Inc.* ........................    91,862      5,080,887
Merck & Company, Inc. ................................   318,880     10,086,174
                                                                   ------------
                                                                     38,486,832
                                                                   ------------

                                                          Shares       Value
                                                         -------   ------------
RETAIL--2.1%
Home Depot, Inc. .....................................    23,400    $   623,376
Kohls Corp.* .........................................    15,200        867,160
Safeway, Inc. ........................................    44,558        878,684
Wal-Mart Stores, Inc. ................................    31,500      1,546,335
                                                                   ------------
                                                                      3,915,555
                                                                   ------------
STAPLES--7.2%
Altria Group, Inc. ...................................    18,000        320,580
Coca-Cola Co. (The) ..................................   164,147      8,814,694
Hanesbrands, Inc.* ...................................     5,688        121,723
Kraft Foods, Inc., - Class A .........................    12,456        327,219
PepsiCo, Inc. ........................................    43,600      2,557,576
Philip Morris International, Inc. ....................    18,000        877,320
Sara Lee Corp. .......................................    45,506        506,937
                                                                   ------------
                                                                     13,526,049
                                                                   ------------
TECHNOLOGY--14.8%
Cisco Systems, Inc.* .................................    32,700        769,758
Hewlett-Packard Co. ..................................    57,923      2,734,545
Intel Corp. ..........................................   776,785     15,201,682
International Business Machines Corp. ................    39,708      4,749,474
Microsoft Corp. ......................................   139,643      3,615,357
Oracle Corp. .........................................    42,500        885,700
                                                                   ------------
                                                                     27,956,516
                                                                   ------------
TRANSPORTATION--3.8%
Burlington Northern Santa Fe Corp. ...................    34,783      2,776,727
Union Pacific Corp. ..................................    75,844      4,425,497
                                                                   ------------
                                                                      7,202,224
                                                                   ------------
UTILITIES--2.3%
Verizon Communications, Inc. .........................   143,830      4,353,734
                                                                   ------------
Total Common Stocks
   (Cost: $38,886,119) ...............................              186,429,781
                                                                   ------------

               See Accompanying Notes to Statement of Net Assets.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                       STATEMENT OF NET ASSETS (CONCLUDED)

                               SEPTEMBER 30, 2009

                                  (UNAUDITED)


                                                                       Value
                                                                   ------------
TOTAL INVESTMENT IN SECURITIES
   (Cost: $38,886,119)** .............................      99.0%  $186,429,781
Other assets in excess of liabilities ................       1.5%     2,877,038
Distribution payable .................................      (0.5)%     (908,706)
Payable to:
   Investment Adviser ................................       0.0%       (55,418)
   Managing General Partners .........................       0.0%        (6,945)
   Custodian .........................................       0.0%        (6,090)
   Transfer Agent ....................................       0.0%        (2,725)
                                                                   ------------
NET ASSETS
(Applicable to 636,358 partnership shares
   outstanding) ......................................     100.0%  $188,326,935
                                                                   ============
NET ASSET VALUE PER SHARE ............................             $     295.94
                                                                   ============
NET ASSETS APPLICABLE TO SHARES OWNED BY:
Limited partners
   (636,265 shares) ..................................              188,299,412
Managing general partners
   (93 shares) .......................................                   27,523
                                                                   ------------
Total net assets .....................................             $188,326,935
                                                                   ============

*    Non-Income Producing

** The cost of investments for federal income tax purposes at September 30, 2009 was $36,278,175. The unrealized appreciation (an excess of value over cost was $151,795,249 and the unrealized depreciation was $(1,643,643). The difference between book basis and tax basis of investments is attributable to the use of the individual partners tax basis for those securities contributed to the Fund at its inception, as required by law.

ADR -- American Depositary Receipt.
PLC -- Public Limited Company.

The following is a summary of inputs used, as of September 30, 2009, in valuing the Funds assets carried at market value:

                                                                              LEVEL 2        LEVEL 3
                                                  TOTAL         LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                                VALUE AT        QUOTED       OBSERVABLE   UNOBSERVABLE
                                                09/30/09         PRICE        INPUTS         INPUTS
                                              ------------   ------------   -----------   ------------
Assets Investments in Securities*..........   $186,429,781   $186,429,781       $--            $--
                                              ------------   ------------       ---            ---

*    See Statement of Net Assets details of industry breakout.

               See Accompanying Notes to Statement of Net Assets.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                        NOTES TO STATEMENT OF NET ASSETS

                               SEPTEMBER 30, 2009

                                   (UNAUDITED)

(A) SECURITY VALUATIONS

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

     FAIR VALUE MEASUREMENTS -- The inputs and valuation techniques used to measure fair value of the Fund's net assets are summarized into three levels as described below:

          - Level 1 -- quoted prices in active markets for identical securities

          - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

          - Level 3 -- significant unobservable inputs (including the Funds own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     For more information with regard to significant accounting policies, see the most recent semi-annual report filed with the Securities and Exchange Commission.

================================================================================

                      (CHESTNUT STREET EXCHANGE FUND LOGO)

                              Third Quarter Report
                               September 30, 2009
                                  (Unaudited)

                            Chestnut Street Exchange
                                      Fund

                              103 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 791-1112
                     Edward J. Roach, President & Treasurer

                           MANAGING GENERAL PARTNERS
                               Richard C. Caldwell
                               Gordon L. Keen, Jr.
                                 Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                               INVESTMENT ADVISERS
                       BlackRock Capital Management, Inc.
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT
                              PNC Global Investment
                             Servicing (U.S.) Inc.
                                  P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750

================================================================================